Exhibit 10.10

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

FIFTH AMENDMENT TO CONTRACT #678650 FOR THE

PROVISION OF IT SERVICES TO BT

VIRTUSA CORPORATION AND BRITISH TELECOMMUNICATIONS

This Fifth Amendment (“Amendment”) to the CONTRACT for the Provision of IT Services to BT entered into on March 29, 2007, as amended (contract number “678650”) (“Agreement”) by and between British Telecommunications plc (“BT”) and Virtusa UK Limited (“Virtusa”) is effective this 20th day of March, 2009.

WHEREAS the parties entered into the Agreement; and

WHEREAS the parties wish to amend the Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.               All defined terms, unless otherwise defined in this Amendment, shall have the meanings given them in the Agreement.

2            To correct a typographical error, the Discount Table in Section 1.7.2 of the Agreement is hereby deleted and replaced with the following:

[***]

2.               With respect to Amendment Number 3 to the Agreement dated as of March 31, 2008, the following is added as a new Section 5.(b)(vi) thereof:

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

3.               Except as specifically modified or amended by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized representatives as of the day and year below.

British Telecommunications plc	Virtusa UK Limited

/s/ Abbi Hewett	/s/ Kim Bak
Signature	Signature

Abbi Hewett	Kim Bak
Name	Name

Senior Buyer	European Corporate Controller
Title	Title

31/03/09	31/3/09
Date	Date